Exhibit 10.9

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

Dated as of March 23, 2006

by and among

GMAC Commercial Holding Corp.,

Capmark Trust

as Issuers

and

General Motors Acceptance Corporation

as the Purchaser

This Registration Rights Agreement (this “Agreement”) is dated as of March 23, 2006, by and among GMAC Commercial Holding Corp., a Nevada corporation (the “Company”), Capmark Trust, a Delaware statutory trust (the “Trust”) and General Motors Acceptance Corporation ( the “Purchaser”), who has agreed to purchase the Trust’s Floating Rate Trust Preferred Securities (the “Trust Preferred Securities”) pursuant to the Purchase Agreement dated as of March 23, 2006 by and among the Company, the Trust and the Purchaser (the “Purchase Agreement”).

In order to induce the Purchaser to purchase the Trust Preferred Securities, the Company and the Trust have agreed to provide the registration rights set forth in this Agreement.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Amended and Restated Declaration of Trust of the Trust, dated March 23, 2006 (as it may be amended, modified or supplemented from time to time, the “Declaration of Trust”), by and among the Company and John F. Weaver, Marc A. Fox and Peter O’Hara, as the initial Regular Trustees (the “Regular Trustees”), Law Debenture Trust Company of New York, as the initial Property Trustee (the “Property Trustee”), Deutsche Bank Trust Company Delaware, as the initial Delaware Trustee and Deutsche Bank Trust Company Americas, as the Agent, and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration of Trust.

The parties hereby agree as follows:

SECTION 1.         DEFINITIONS

As used in this Agreement, the following capitalized terms shall have the following meanings:

Act:  The Securities Act of 1933, as amended.

Affiliate:  As defined in Rule 144 of the Act.

Agreement:  This Agreement.

Business Day: Any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

Closing Date:  The date of this Agreement.

Commission:  The Securities and Exchange Commission.

Company:  As defined in the preamble hereof.

Debenture:  As defined in the Declaration of Trust.

Declaration of Trust:  As defined in the preamble hereof.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Holders:  A Person is deemed to be a Holder of Transfer Restricted Securities whenever such Person owns Transfer Restricted Securities.

Indemnified Party:  As defined in Section 6(c) hereof.

Indemnifying Party: As defined in Section 6(c) hereof.

Indenture: The Floating Rate Junior Subordinated Indenture dated as of March 23, 2006 between the Company, Law Debenture Trust Company of New York, as Indenture Trustee, and Deutsche Bank Trust Company Americas, as Agent.

Indenture Trustee:  Law Debenture Trust Company of New York as trustee under the Indenture.

Interest Payment Date:  As defined in the Debenture.

Person:  As defined in the Declaration of Trust.

Property Trustee:  As defined in the preamble hereof.

Prospectus:  The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Purchase Agreement:  As defined in the preamble hereof.

Purchaser:  As defined in the preamble hereof.

Qualifying IPO:  The issuance by the Company or a direct or indirect corporate parent thereof of its common equity interests in an underwritten primary and/or secondary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Commission in accordance with the Securities Act.

Recommencement Date:  As defined in Section 4(d) hereof.

Registration Default:  As defined in Section 3 hereof.

Registration Statement:  Any registration statement of the Company and the Trust relating to the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Regular Trustee:  As defined in the preamble hereof.

Rule 144:  Rule 144 promulgated under the Act.

Securities: The Trust Preferred Securities, the Trust Guarantee and the Debenture, collectively.

Shelf Effectiveness Deadline:  As defined in Section 2(a)(II) hereof.

Shelf Filing Deadline:  As defined in Section 2(a)(I) hereof.

Shelf Registration Statement:  As defined in Section 2(a)(I) hereof.

Suspension Notice:  As defined in Section 4(d) hereof.

Suspension Period:  As defined in Section 4(d) hereof.

TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

Transfer Restricted Securities:  Each Trust Preferred Security (and the related Trust Guarantee and like principal amount of the Debenture), until the earliest to occur of (i) the date on which such Trust Preferred Security has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Trust Preferred Security is eligible to be distributed to the public pursuant to Rule 144(k) under the Act.

Trust:  As defined in the preamble hereof.

Trust Guarantee:  The Trust Guarantee Agreement dated as of the Closing Date between the Company, as guarantor, and Law Debenture Trust Company of New York, as Trust Guarantee Trustee, for the benefit of the Holders of the Trust Securities, as amended, modified or supplemented from time to time.

Trust Preferred Securities:  As defined in the preamble hereof.

Trust Securities: As defined in the Trust Guarantee.

SECTION 2.         SHELF REGISTRATION

(a)           Shelf Registration.  The Company and the Trust shall:

(I)            if the Company has completed a Qualifying IPO, cause to be filed, as soon as practicable after the date upon which the Holders of at least 60% of the aggregate liquidation amount of Trust Preferred Securities or aggregate principal amount of Debentures, as applicable, (x) are permitted under the Declaration of Trust or the Indenture, as applicable, to transfer the Trust Preferred Securities or Debentures, as applicable, and (y) request that the Company and the Trust or the Company, as applicable, file the Shelf Registration Statement, but in no event later than 180 days after such date (such 180th day being the “Shelf Filing Deadline”) a shelf registration statement pursuant to Rule 415 under the Act (the “Shelf Registration Statement”), relating to all Transfer Restricted Securities; and

(II)           use their commercially reasonable efforts to cause such Shelf Registration Statement to become effective at the earliest possible time, but in no event later than on or prior to 180 days after the Shelf Filing Deadline (such 180th day, the “Shelf Effectiveness Deadline”).

The Shelf Registration Statement shall be filed on Form S-1 or another appropriate form permitting registration of the Transfer Restricted Securities for resale by the Holders.  To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 2(a), the Company and the Trust shall use their commercially reasonable efforts to keep the Shelf Registration Statement required by this Section 2(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 4(b) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the earliest of the date (x) all Holders of Transfer Restricted Securities become eligible to sell or transfer pursuant to Rule 144(k) under the Securities Act; (y) all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto; and (z) all Transfer Restricted Securities have ceased to be outstanding.

(b)           Provision by Holders of Certain Information in Connection with the Shelf Registration Statement.  No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a written request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein.  No Holder of Transfer Restricted Securities shall be entitled to additional interest pursuant to Section 3 hereof in the event that such Holder shall have failed to provide all such information within 20 days of the Company’s written request, and such Holder’s failure to provide such information shall be continuing.  By its acceptance of Transfer Restricted Securities, each Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 3.         ADDITIONAL INTEREST

If (a) the Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the Shelf Filing Deadline, (b) the Shelf Registration Statement has not been declared effective by the Commission on or prior to the Shelf Effectiveness Deadline, or (c) the Shelf Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two business days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within five business days of filing such post-effective amendment to such Registration Statement (each such event referred to in clauses (a) through (c), a “Registration Default”), then the Company agrees that it will pay additional interest on the Debenture at a rate of 0.25% per annum.  Additional interest may be deferred at the option of the Company in compliance with the provisions of the Indenture relating to interest payments.  Notwithstanding anything to the contrary set forth herein, upon filing of the Shelf Registration Statement, in the case of (a) above, upon the effectiveness of the Shelf Registration Statement, in the case of (b) above, or upon the filing of a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement that causes the Shelf Registration Statement to again be declared effective or made usable, in the case of (c) above, the additional interest payable with respect to the Debenture as a result of such clause (a), (b), or (c), as applicable, shall cease.

All accrued additional interest shall be paid on the Debenture, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Debenture.  Notwithstanding the fact that the Debenture ceases to be a Transfer Restricted Security, all obligations of the Company to pay additional interest with respect to the Debenture shall survive until such time as such obligations with respect to the Debenture shall have been satisfied in full.

SECTION 4.         REGISTRATION PROCEDURES

(a)           Shelf Registration Statement.  In connection with the Shelf Registration Statement, the Company and the Trust shall comply with all the provisions of Section 4(b) and (c) below and use their commercially reasonable efforts to effect such registration to permit the resale or sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Trust pursuant to Section 2(b) hereof), and pursuant thereto the Company and the Trust will prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-1 or another appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof; and

(b)           General Provisions.  In connection with any Shelf Registration Statement and any related Prospectus required by this Agreement, the Company and the Trust shall:

(i)            use their commercially reasonable efforts to keep such Shelf Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 2(a) hereof.  Upon the occurrence of any event that would cause any such Shelf Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Trust shall file promptly an appropriate amendment to such Shelf Registration Statement curing such defect, and, if Commission review is required, use their commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable.  If at any time the Commission shall issue any stop order suspending the effectiveness of any Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company and the Trust shall use their commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(ii)           prepare and file with the Commission such amendments and post-effective amendments to the applicable Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period set forth in Section 2(a) hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement or supplement to the Prospectus;

(iii)          in connection with any sale of Transfer Restricted Securities that will result in such Securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two business days prior to such sale of Transfer Restricted Securities;

(iv)          use their commercially reasonable efforts to cause the disposition of the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities; provided, however, that neither the Company nor the Trust shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject;

(v)           use their commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the security holders with regard to any Shelf Registration Statement, as soon as practicable, the consolidated earnings statement of the Company meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the registration statement (as such term is defined in paragraph (c) of Rule 158 under the Act); and

(vi)          cause the Declaration of Trust, the Indenture and the Trust Guarantee to be qualified under the TIA not later than the effective date of the first Shelf Registration Statement required by this Agreement and, in connection therewith, cooperate with the Property Trustee, the Indenture Trustee and the Trust Guarantee Trustee and the Holders to effect such changes to the Declaration of Trust, the Indenture and/or the Trust Guarantee as may be required for such Declaration of Trust, Indenture and/or the Trust Guarantee to be so qualified in accordance with the terms of the TIA; and execute and use their commercially reasonable efforts to cause the Property Trustee, the Indenture Trustee, the Trust Guarantee Trustee or such other parties as may be necessary to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Declaration of Trust, the Indenture and/or the Trust Guarantee to be so qualified in a timely manner.

(c)           Additional Provisions Applicable to Shelf Registration Statements.  In connection with each Shelf Registration Statement, the Company and the Trust shall:

(i)            advise each Holder promptly and, if requested by such Holder, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any such Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           if any fact or event contemplated by Section 4(c)(i)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to any such Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii)          for a reasonable period prior to the filing of any such Registration Statement or Prospectus, and throughout the period specified in Section 2(a), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by (A) any of the Holder of Transfer Restricted Securities to be included in any such Shelf Registration Statement or Prospectus and (B) not more than one counsel for all such Holders, who shall certify that they have a current intention to sell the Transfer Restricted Securities pursuant to any such Shelf Registration Statement or Prospectus, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company and the Trust to respond to such inquiries, as shall be reasonably necessary to conduct a reasonable investigation within the meaning of Section 10 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company or the Trust in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company and the Trust prompt prior written notice of such requirement), or (C) such disclosure is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of a Shelf Registration Statement or Prospectus or an amendment or supplement to such Shelf Registration Statement or Prospectus);

(iv)          if requested by any Holders in connection with sale, promptly include in any such Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as is required by the applicable rules and regulations of the Commission and as such Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after any of the Company or the Trust is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

(v)           furnish without charge to each Holder in connection with such sale, at least one copy of any such Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(vi)          deliver to each Holder without charge, such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder reasonably may request in order to facilitate the offering and disposition of the Transfer Restricted Securities subject to such Prospectus; the Company and the Trust hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Holder in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(vii)         prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or blue sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the any such Shelf Registration Statement; provided, however, that neither of the Company or the Trust shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject; and

(viii)        provide promptly to each Holder, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

(d)           Restrictions on Holders.  The Company may suspend the availability of any Shelf Registration Statement and the use of any Prospectus (the period during which the availability of any Shelf Registration Statement and any Prospectus may be suspended herein referred to as the “Suspension Period”), without incurring any obligation to pay Additional Interest pursuant to Section 3, for a period not to exceed 120 calendar days in the aggregate during any 360 calendar-day period, for valid business reasons, to be determined by the Company in its sole judgment (which shall not include the avoidance of the Company’s obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, events listed in Section 4(c)(i), public filings with the SEC and similar events, by giving the suspension notice (a “Suspension Notice”) to each Holder of the Transfer Restricted Security, until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(c)(ii) hereof, or (ii) such Holder is advised in writing by the Company or the Trust that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings with respect to, or that are incorporated by reference in, as applicable, the Prospectus (in each case, the “Recommencement Date”).  Each Holder receiving a Suspension Notice shall be required to destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession that have been replaced by the Company or the Trust, as applicable, with a more recently dated Prospectus.

SECTION 5.         REGISTRATION EXPENSES

All expenses incident to the performance of or compliance with this Agreement by the Company and the Trust will be borne by the Company regardless of whether a Shelf Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Trust; and (v) all fees and disbursements of independent certified public accountants of the Company and the Trust (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will, in any event, bear its and the Trust’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Trust.  The Company shall also reimburse the Holders for the reasonable fees and disbursements (not exceeding $20,000 in the aggregate) of one counsel chosen by the Holders of a majority of the Trust Preferred Securities.

Notwithstanding the provisions of this Section 5, each Holder shall bear the expense of any broker’s commission relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to a Shelf Registration Statement.

SECTION 6.         INDEMNIFICATION

(a)           The Company agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities or judgments (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company or the Trust to any Holder or any prospective purchaser of registered Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company or the Trust by any of the Holders.

(b)           By its acquisition of Transfer Restricted Securities, each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Trust and their respective trustees, managing members, directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Trust to the same extent as the foregoing indemnity from the Company and the Trust set forth in Section 6(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Company or the Trust by such Holder expressly for use in any Shelf Registration Statement.  In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c)           In case any action shall be commenced involving any Person in respect of which indemnity may be sought pursuant to Section 6(a) or (b) hereof (the “Indemnified Party”), the Indemnified Party shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 6(a) and (b) hereof, a Holder shall not be required to assume the defense of such action pursuant to this Section 6(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder).  Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party).  In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by the Holders of a majority in aggregate liquidation amount or aggregate principal amount, as applicable, of the Transfer Restricted Securities, in the case of the parties indemnified, pursuant to Section 6(a) hereof, and by the Company and the Trust, in the case of parties indemnified, pursuant to Section 6(b) hereof.  The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (A) effected with its written consent or (B) effected without its written consent if the settlement is entered into more than 20 business days after the Indemnifying Party shall have received a request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (I) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of  such action and (II) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

(d)           To the extent that the indemnification provided for in this Section 6 is unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand, and the Holders, on the other hand, from their initial sale of Transfer Restricted Securities  or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause 7(d)(i) but also the relative fault of the Company and the Trust, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations.  The relative fault of the Company and the Trust, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust, on the one hand, or by the Holder, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Trust, and, by its acquisition of Transfer Restricted Securities, each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.  Notwithstanding the provisions of this Section 6, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 7.         RULE 144

The Company and the Trust agree with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or the Trust is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 8.         MISCELLANEOUS

(a)           Remedies.  The Company and the Trust acknowledge and agree that any failure by the Company and/or the Trust to comply with their respective obligations under Section 2 hereof may result in material irreparable injury to the Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company’s and the Trust’s obligations under Section 2 hereof.  The Company and the Trust further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)           No Inconsistent Agreements.  The Company and the Trust will not, on or after the date of this Agreement, enter into any agreement with respect to their respective securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  The Company and the Trust have not previously entered into any agreement granting any registration rights with respect to their respective securities to any Person that would require such securities to be included in any Registration Statement filed hereunder.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s and the Trust’s securities under any agreement in effect on the date hereof.

(c)           Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 3 hereof and this Section 8(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding liquidation amount or outstanding principal amount, as applicable, of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates).

(d)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

(i)            if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

(ii)           if to the Company or the Trust:

GMAC Commercial Holding Corp.
200 Witmer Road
Horsham, PA 19044
Attention:  Chief Financial Officer
Facsimile:  (215) 328-1316

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Property Trustee, at the address specified in the Declaration of Trust.

(e)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement, the Declaration of Trust, the Trust Guarantee or the Indenture.  If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, not in violation of the terms hereof or of the Purchase Agreement, the Declaration of Trust, the Trust Guarantee or the Indenture, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, the Declaration of Trust, the Trust Guarantee or the Indenture, and such Person shall be entitled to receive the benefits hereof.

(f)            Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(i)            Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)            Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GMAC COMMERCIAL HOLDING CORP.

		By:	/s/ CATHERINE M. JACKSON
Name: Catherine M. Jackson
Title: Senior Vice President

CAPMARK TRUST

		By:	/s/ PETER O'HARA
Name: Peter O'Hara
Title: Regular Trustee

GENERAL MOTORS ACCEPTANCE
CORPORATION

By:	/s/ D.C. WALKER
Name: D.C. Walker
Title: Group Vice President